SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

[  ]

Preliminary Information Statement

[  ]

Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)2))

[X]

Definitive Information Statement

FANSPORT, INC.
(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[X]

No fee required

[  ]

Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1.

Title of each class of securities to which transaction applies:

2.

Aggregate number of securities to which transaction applies:

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Per unit price or other underlying value of transaction, computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.

Proposed maximum aggregate value of transaction:

5.

Total fee paid:

[  ]

Fee paid previously with preliminary materials.

[  ]

Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.

Amount Previously Paid:

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Form Schedule or Registration Statement No.:

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Filing Party:

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Date Filed:

SCHEDULE 14C INFORMATION STATEMENT
Pursuant to Regulation 14C of the Securities Exchange Act of 1934 as amended

FANSPORT, INC.
Suite 1802, 18th Floor,
Chinachem Exchange Square,
1 Hoi Wan Street,
Quarry Bay, Hong Kong

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is furnished by the Board of Directors of Fansport, Inc., a Florida corporation, to the holders of record at the close of business on the record date, July 29, 2013 of our corporation's outstanding common stock, $0.001 par value per share, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.  This Information Statement is being furnished to such stockholders for the purpose of informing the stockholders in regards to:

•

A change of name of our company from Fansport, Inc. to Media Analytics Corporation (the "Amendment").

Our Board of Directors approved the Amendment in order to better reflect the business of our company.

Our Board of Directors unanimously approved the Amendment to our Articles of Incorporation on June 17, 2013.

Subsequent to our Board of Directors' approval of the Amendment, the holders of the majority of the outstanding common shares of our corporation gave us their written consent to the Amendment to our Articles of Incorporation on June 17, 2013.  Therefore, following the expiration of the twenty-day (20) period mandated by Rule 14c and the provisions of Chapter 607 of the Florida Statutes, our corporation will file Articles of Amendment to amend our Articles of Incorporation to give effect to the Amendment.  We will not file the Articles of Amendment to our Articles of Incorporation until at least twenty (20) days after the filing and mailing of this Information Statement.

The proposed Articles of Amendment to our Articles of Incorporation are attached hereto as Schedule A.  The Articles of Amendment will become effective when they are filed with the Florida Secretary of State. We anticipate that such filing will occur twenty (20) days after this Information Statement is first mailed to our shareholders.

The entire cost of furnishing this Information Statement will be borne by our corporation. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our common stock held of record by them.

Our Board of Directors have fixed the close of business on July 29, 2013 as the record date for the determination of shareholders who are entitled to receive this Information Statement.  There were 100,900,000 shares of our common stock issued and outstanding on July 29, 2013. We anticipate that this Information Statement will be mailed on or about August 12, 2013 to all shareholders of record as of the record date.

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PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENT TO OUR ARTICLES OF INCORPORATION.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THIS IS NOT AN OFFER TO PURCHASE YOUR SHARES.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Information Statement, since March 31, 2013, being the commencement of our last completed financial year, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1.

any director or officer of our corporation;

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any proposed nominee for election as a director of our corporation; and

3.

any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are listed below in the section entitled "Principal Shareholders and Security Ownership of Management". To our knowledge, no director has advised that he intends to oppose the Amendment to our authorized capital or to the Sale, as more particularly described herein.

PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

As of July 29, 2013, we had a total of 100,900,000 shares of common stock ($0.001 par value per share) issued and outstanding.

The following table sets forth, as of July 29, 2013, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock and by each of our current directors and executive officers.  Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated.  Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
Stephen Wong Suite 1802, 18th Floor, Chinachem Exchange Square, 1 Hoi Wan Street, Quarry Bay, Hong Kong	76,000,000 common	75.32%
Directors and Executive Officers as a Group	76,000,000 common	75.32%

*represents a holding of less than 1%

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(1)  Based on 100,900,000 shares of common stock issued and outstanding as of July 29, 2013.  Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting and investment power with respect to securities.  Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

CHANGE OF NAME

Action and Effect

On June 17, 2013, our Board of Directors approved, subject to receiving the approval of a majority of the shareholders of our common stock, an amendment to our Articles of Incorporation to change our name from “Fansport, Inc.” to “Media Analytics Corporation”.

To effect the name change we will file a Certificate of Amendment to our Articles of Incorporation with the Florida Secretary of State.  Concurrently with filing the Certificate of Amendment with the Florida Secretary of State, we plan to notify the Financial Industry Regulatory Authority ("FINRA") of the proposed name change and to work with FINRA to obtain a new trading symbol for our common stock.

We believe that the name “Media Analytics Corporation” no longer accurately reflects our operations and interests as we have switched our business focus to identify and acquire business opportunities in the green and alternative energy industries.

Shareholder approval for the name change was obtained by written consent of holders of 76,000,000 shares of common stock, representing approximately 75% of our issued and outstanding shares of common stock.  The change in our name will not become effective until not less than twenty (20) days have passed after this Information Statement is first mailed to shareholders of our common stock, the appropriate filings have been made with the Florida Secretary of State and until the name change is processed by FINRA.

DISSENTERS RIGHTS

The Florida Statutes does not provide for dissenter's rights in connection with the proposed amendment of the Articles of Incorporation.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, Fansport, Inc. has duly caused this report to be signed by the undersigned hereunto authorized.

July 30, 2013

FANSPORT, INC.

By: /s/ Stephen Wong
Stephen Wong
President and Director

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SCHEDULE A

Articles of Amendment

to

Articles of Incorporation

of

Fansport, Inc.
(Name of Corporation as currently filed with the Florida Dept. of State)
P11000027078
(Document Number of Corporation (if known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this Florida Profit Corporation adopts the following amendment(s) to its Articles of Incorporation:

A. If amending name, enter the new name of the corporation:
Media Analytics Corporation

The new name must be distinguishable and contain the word “corporation,” “company,” or “incorporated” or the abbreviation “Corp.,” “Inc.,” or Co.,” or the designation “Corp,” “Inc,” or “Co”.  A professional corporation name must contain the word “chartered,” “professional association,” or the abbreviation “P.A.”

B. Enter new principal office address, if applicable:		n/a
(Principal office address MUST BE A STREET ADDRESS )

C. Enter new mailing address, if applicable:		n/a
(Mailing address MAY BE A POST OFFICE BOX)

D. If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:

Name of New Registered Agent	n/a

(Florida street address)
New Registered Office Address:	n/a	, Florida
	(City)	(Zip Code)

New Registered Agent’s Signature, if changing Registered Agent:
I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.

Signature of New Registered Agent, if changing

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added:

(Attach additional sheets, if necessary)

Please note the officer/director title by the first letter of the office title:

P = President; V= Vice President; T= Treasurer; S= Secretary; D= Director; TR= Trustee; C = Chairman or Clerk; CEO = Chief Executive Officer; CFO = Chief Financial Officer.  If an officer/director holds more than one title, list the first letter of each office held. President, Treasurer, Director would be PTD.

Changes should be noted in the following manner. Currently John Doe is listed as the PST and Mike Jones is listed as the V. There is a change, Mike Jones leaves the corporation, Sally Smith is named the V and S. These should be noted as John Doe, PT as a Change, Mike Jones, V as Remove, and Sally Smith, SV as an Add.

Example:
X	Change	PT	John Doe

X	Remove	V	Mike Jones

X	Add	SV	Sally Smith

Type of Action		Title	Name	Address
(Check One)
1)	Change
Add
Remove

2)	Change
Add
Remove

3)	Change
Add
Remove

4)	Change
Add
Remove

5)	Change
Add
Remove

6)	Change
Add
Remove

E. If amending or adding additional Articles, enter change(s) here:
(Attach additional sheets, if necessary). (Be specific)
n/a

F. If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:
(if not applicable, indicate N/A)
n/a

The date of each amendment(s) adoption:	June 14, 2013

Effective date if applicable:
(no more than 90 days after amendment file date)

Adoption of Amendment(s) (CHECK ONE)

☑	The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐	The amendment(s) was/were approved by the shareholders through voting groups. The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):

“The number of votes cast for the amendment(s) was/were sufficient for approval by .”
(voting group)

☐	The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

☐	The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Dated	June 29, 2013

Signature	/s/ Stephen Wong (Wong Hiu Chung)

(By a director, president or other officer – if directors or officers have not been selected, by an incorporator – if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

Stephen Wong (Wong Hiu Chung)
(Typed or printed name of person signing)
Chief Executive Officer
(Title of person signing)